EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement (this “Agreement”) is executed as of November 12, 2014 (the “Effective Date”) by and between ASHFORD HOSPITALITY TRUST, INC., a Maryland corporation (“Ashford Trust”), ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (“Ashford Trust OP”), and ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company (“Ashford LLC”). This Agreement is executed pursuant to, and is expressly made subject to, the terms and conditions of that certain Separation and Distribution Agreement (the “Separation and Distribution Agreement”) dated as of October 31, 2014, by and between Ashford Trust, Ashford OP Limited Partner LLC, a Delaware limited liability company, Ashford Trust OP, Ashford Inc., a Delaware corporation, and Ashford LLC, which will effect a spin-off of Ashford Inc. from Ashford Trust (the “Spin-Off”).
W I T NE S S E T H:
WHEREAS, Ashford Trust and/or Ashford Trust OP are the owners of the right, title and interest in and to the names, trademarks and service marks set forth in Exhibit A (together with any name, trademark or service mark that is derivative of those set forth in Exhibit A, the “Ashford Licensed Marks”).

WHEREAS, Ashford Trust, Ashford Hospitality Prime, Inc., a Maryland corporation (“Ashford Prime”) and Ashford Hospitality Prime Limited Partnership (“Ashford Prime OP”), are parties to that certain Licensing Agreement dated November 19, 2013 (as amended through the date hereof, the “Prime Licensing Agreement”), pursuant to which Ashford Trust granted to Ashford Prime and Ashford Prime OP a worldwide, non-exclusive, non-transferable (except as set forth in the Prime Licensing Agreement), non-sublicensable (except as set forth in the Prime Licensing Agreement), royalty-free, fully paid-up license to use names, trademarks and service marks set forth (and only as set forth) in Exhibit B (the “Prime Licensed Marks”);

WHEREAS, pursuant to the Separation and Distribution Agreement and in connection with the Spin-Off, each of Ashford Trust and Ashford Trust OP desires to transfer, assign and set over unto Ashford LLC, without recourse or warranty except as expressly provided in the Separation and Distribution Agreement, all of such party’s right, title and interest under the Ashford Licensed Marks, including the Ashford Prime Licensed Marks that are the subject of the Prime Licensing Agreement, and Ashford LLC desires to assume the rights and obligations of Ashford Trust with respect to the Ashford Licensed Marks;

WHEREAS, Ashford Trust further desires to transfer, assign and set over unto Ashford LLC, without recourse or warranty except as expressly provided in the Separation and Distribution Agreement, all of such party’s right, title and interest under the Prime Licensing Agreement, and Ashford LLC desires to assume the rights and obligations of Ashford Trust pursuant to the Prime Licensing Agreement.

NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.Each of Ashford Trust and Ashford Trust OP hereby sells, assigns, transfers, conveys, and delivers to Ashford LLC, free and clear of any and all liens and encumbrances, all of such party’s right, title and interest in, to and under the Ashford Licensed Marks, including, without limitation, all common law rights associated therewith, any registrations that issue from applications for the Ashford Licensed Marks, and all corresponding rights that are or may be secured under the laws of the United States and any other country, now or hereafter arising or in effect, for Ashford LLC’s own use and enjoyment, and for the use and enjoyment of Ashford LLC’s successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Ashford Trust or Ashford Trust OP if this Assignment had not been made, together with all rights to sue for past, present or future infringement, misappropriation, unfair competition, dilution or other violation of the foregoing, and all rights to recover damages or lost profits in connection therewith, and all rights corresponding thereto.

2.Ashford LLC hereby accepts all of the right, title and interest of Ashford Trust and Ashford Trust OP in, to and under the Ashford Licensed Marks.

3.Each of Ashford Trust and Ashford Trust OP authorizes the United States Commissioner of Patent and Trademarks and the respective official of any other country in which either Ashford Trust or Ashford Trust OP owns rights in the Ashford Licensed Marks, to record Ashford LLC as the assignee and owner of the Ashford Licensed Marks.

4.Ashford Trust hereby sells, transfers, assigns and sets over unto Ashford LLC, without recourse or warranty except as expressly provided in the Separation and Distribution Agreement, all of Ashford Trust’s right, title and interest in, to and under the Prime Licensing Agreement as of the Effective Date.

5.Ashford LLC hereby accepts all of the right, title and interest of Ashford Trust and Ashford Trust OP in, to and under Prime Licensing Agreement and (a) assumes and agrees to perform all of the duties, obligations and liabilities of Ashford Trust accruing under or with respect to the Prime Licensing Agreement arising from and after the Effective Date, and (b) agrees to indemnify and hold harmless Ashford Trust and Ashford Trust OP from all loss, cost, liability and expense as a result of any such duties, obligations and liabilities arising under the Prime Licensing Agreement from and after the Effective Date. Ashford Trust agrees to indemnify and hold harmless Ashford LLC from all loss, cost, liability and expense as a result of any such duties, obligations and liabilities arising under the Prime Licensing Agreement prior to the Effective Date.

6.Each of Ashford Trust and Ashford Trust OP covenants with Ashford LLC that each such assignor will take all such further actions, execute and deliver all such further documents and do all such other acts and things as Ashford LLC may reasonably request for the purpose of carrying out the intent of this Agreement.
[Signature Pages Follow]

EXECUTED as of the Effective Date.

ASSIGNORS:

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel

ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ashford OP General Partner LLC, a Delaware limited liability company, its general partner

By: /s/ DAVID A. BROOKS
David A. Brooks, Vice President

ASSIGNEE:

ASHFORD HOSPITALITY ADVISORS LLC

By :/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel

EXHIBIT A
Licensed Marks

ASHFORD INC.
ASHFORD HOSPITALITY ADVISORS
ASHFORD HOSPITALITY TRUST, INC.
ASHFORD HOSPITALITY LIMITED PARTNERSHIP
ASHFORD HOSPITALITY TRUST
ASHFORD TRUST
ASHFORD HOSPITALITY PRIME, INC.
ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP
ASHFORD HOSPITALITY PRIME
ASHFORD PRIME

Exhibit B
Ashford Prime Licensed Marks
ASHFORD HOSPITALITY PRIME, INC.
ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP
ASHFORD HOSPITALITY PRIME
ASHFORD PRIME